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                                                                EXHIBIT 10.24(c)



                               FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made and entered into as of the 10th day of October, 1996, among NORWOOD PROMOTIONAL PRODUCTS, INC., a Texas corporation ("Norwood"), and THE FROST NATIONAL BANK ("Frost Bank"), individually, as the Issuing Bank and as the Agent, and each financial institution that is a signatory hereto or becomes a party hereto as provided in Section 10.7 (individually, a "Bank" and collectively, the "Banks").

                                    RECITALS

         A. Norwood, as borrower, Frost Bank, individually, as the Issuing Bank and as the Agent, and the financial institutions who are signatories thereto, entered into the Credit Agreement dated as of June 27, 1994, as amended by the First Amendment to Credit Agreement dated as of June 7, 1995 (as amended, the "Original Credit Agreement").

         B. Norwood, as borrower, Frost Bank, individually, as the Issuing Bank and as the Agent, and the financial institutions who are signatories thereto, entered into the Amended and Restated Credit Agreement dated as of July 26, 1995 (as amended, modified, supplemented and restated from time to time, the "Credit Agreement").

         C. On June 9, 1995, Air-Tex Corporation, a Delaware corporation ("Air-Tex"), acquired the assets of Designer Plastics, Inc., an Oregon corporation.

         D. On July 28, 1995, Barlow Promotional Products, Inc., a Delaware corporation ("Barlow"), acquired the assets of PAJ, Inc., a Nevada corporation (formerly known as "BTS Group").

         E. On November 17, 1995, Key Industries, Inc., a Delaware corporation ("Key"), acquired the assets of Ocean Specialty Manufacturing Corporation, a California corporation.

         F. On January 22, 1996, ArtMold Products Corporation, a Delaware corporation ("ArtMold"), acquired the assets of Tee Off Enterprises, Inc., a Wisconsin corporation.

         G. On April 1, 1996, Radio Cap Company, Inc., a Delaware corporation ("Radio Cap"), acquired the assets of Alpha Products, Inc., a Georgia corporation.

         H. Norwood, the ultimate parent company of each of Air-Tex, Barlow, Key, ArtMold and Radio Cap, and the Banks desire to further amend the Credit Agreement to reflect the security interest of the Banks in the assets acquired in these acquisitions.


                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good, fair and valuable considerations, the receipt and sufficiency of which
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are hereby acknowledged, the parties hereto agree that the terms and provisions of the Credit Agreement are amended and restated as follows:

         SECTION 1.       Defined Terms and Related Matters.

                 (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

                 (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         SECTION 2.       Amendment to Schedules.

                 (a) Schedule 4.1 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 4.1 attached hereto and made a part hereof.

                 (b) Schedule 4.3 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 4.3 attached hereto and made a part hereof.

                 (c) Schedule 4.9 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 4.9 attached hereto and made a part hereof.

                 (d) Schedule 4.10 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 4.10 attached hereto and made a part hereof.

                 (e) Schedule 4.14 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 4.14 attached hereto and made a part hereof.

                 (f) Schedule 4.15 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 4.15 attached hereto and made a part hereof.

                 (g) Schedule 4.17 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 4.17 attached hereto and made a part hereof.

                 (h) Schedule 4.18 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 4.18 attached hereto and made a part hereof.

                 (i) Schedule 4.20 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 4.20 attached hereto and made a part hereof.

                 (j) Schedule 4.21 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 4.21 attached hereto and made a part hereof.

                 (k) Schedule 5.15 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 5.15 attached hereto and made a part hereof.

                 (l) Schedule 6.4 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 6.4 attached hereto and made a part hereof.





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                 (m)      Schedule 6.5 of the Credit Agreement is hereby
deleted in its entirety and replaced by Schedule 6.5 attached hereto and made a part hereof.

                 (n) Schedule 6.6 of the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 6.6 attached hereto and made a part hereof.

                 (o) Other than as specifically set out herein, the terms, conditions and provisions of the Credit Agreement are and remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.

                                        NORWOOD:

                                        NORWOOD PROMOTIONAL PRODUCTS, INC.


                                        By: /s/ J. Max Waits
                                           -----------------------------------
                                            J. Max Waits,
                                            Secretary, Treasurer and
                                            Chief Financial Officer

                                        BANKS:

                                        THE FROST NATIONAL BANK,
                                        Individually, as the Agent and the
                                        Issuing Bank


                                        By: /s/ Victor J. Harris
                                           -----------------------------------
                                            Victor J. Harris, Vice President


                                        THE BOATMEN'S NATIONAL BANK OF
                                        ST. LOUIS


                                        By: /s/ Juan A. Cazorla
                                           -----------------------------------
                                            Juan A. Cazorla,
                                            Assistant Vice President


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                                        BANQUE PARIBAS



                                        By:     /s/ Deanna C. Walker
                                           -----------------------------------
                                                Deanna C. Walker,
                                                Assistant Vice President



                                        By:     /s/ Kenneth E. Moore, Jr.
                                           -----------------------------------
                                                Kenneth E. Moore, Jr.,
                                                Vice President



                                        SUBSIDIARIES:

                                        NORCORP, INC.



                                        By:     /s/ J. Max Waits
                                           -----------------------------------
                                                J. Max Waits,
                                                Secretary, Treasurer and
                                                Chief Financial Officer


                                        RADIO CAP COMPANY, INC.



                                        By:     /s/ J. Max Waits
                                           -----------------------------------
                                                J. Max Waits,
                                                Secretary


                                        BARLOW PROMOTIONAL PRODUCTS, INC.



                                        By:     /s/ J. Max Waits
                                           -----------------------------------
                                                J. Max Waits, Secretary


                                        KEY INDUSTRIES, INC.



                                        By:     /s/ J. Max Waits
                                           -----------------------------------
                                                J. Max Waits, Secretary





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                                        ARTMOLD PRODUCTS CORPORATION



                                        By:     /s/ J. Max Waits
                                           -----------------------------------
                                                J. Max Waits, Secretary

                                        AIR-TEX CORPORATION



                                        By:     /s/ J. Max Waits
                                           -----------------------------------
                                                J. Max Waits, Secretary





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